UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 21, 2012 (December 21, 2012)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2012, Transcept Pharmaceuticals, Inc. issued a press release announcing initial top-line results from its Phase 2 clinical trial evaluating TO-2061 in patients with obsessive compulsive disorder who had not adequately responded to treatment with approved first-line therapies.

A copy of the press release, dated December 21, 2012, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, “Transcept Pharmaceuticals Announces that a Phase 2 Clinical Trial of TO-2061 as Adjunctive Therapy for Obsessive Compulsive Disorder Did Not Meet Primary Endpoint” dated December 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.
Date: December 21, 2012

	By:	/s/ Leone D. Patterson
Name: Leone D. Patterson
Title: Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, “Transcept Pharmaceuticals Announces that a Phase 2 Clinical Trial of TO-2061 as Adjunctive Therapy for Obsessive Compulsive Disorder Did Not Meet Primary Endpoint” dated December 21, 2012.